SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report May 15, 2002
                                          ------------

                        AMERICAN NATIONAL BANKSHARES INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

         Virginia                      0-12820                 54-1284688
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(State or other jurisdiction        (Commission           (IRS Employer
    of incorporation)                File Number)          Identification No.)

         628 Main Street
         Danville, Virginia                             24541
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(Address of principal executive offices)              (Zip Code)

                                 (434)-792-5111
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Audit Committee of the Board of Directors of American National Bankshares, Inc. ("ANB") annually considers and recommends to the Board the selection of the Corporation's independent public accountants. As recommended by American National Bankshares Inc.'s Audit Committee on May 15, 2002, the Corporation decided to no longer engage Arthur Andersen LLP ("Andersen") as the Corporation's independent public accountant. As a result, in accordance with the Securities and Exchange Commission's Order of March 18, 2002 relating to former clients of Andersen, the Corporation is currently in the process of selecting another independent public accountant.

During ANB's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through March 31, 2002, there were no disagreements between ANB and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the matter of the disagreement in connection with their reports. Andersen's reports on the Corporation's consolidated financial statements for each of the years ended 2001 and 2000, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

American National Bankshares Inc. will provide Andersen with a copy of this filing on May 15, 2002, in accordance with Item 304(a)(3) of Regulation S-K. The Corporation will request from Andersen a letter addressed to the Commission stating whether Andersen agrees with the statements made herein. Once the letter is received by the Corporation it will be filed with the Commission by amendment within two business days of receipt.


None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within ANB's two most recent fiscal years and subsequent interim period through March 19, 2002.


During ANB's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through March 19, 2002, the Corporation did not consult with any other accountants regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN NATIONAL BANKSHARES INC.
                                   ---------------------------------
                                                (Registrant)


Date - May 15, 2002                By:  /s/ Brad E. Schwartz
                                   ---------------------------------
                                   Chief Financial Officer
                                   (Principal Accounting Officer)